THE INTEGRITY FUNDS

Integrity Mid-North American Resources Fund
Integrity Growth & Income Fund
Integrity High Income Fund
Integrity Dividend Harvest Fund
 Integrity Energized Dividend Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated March 17, 2020 to the Prospectus
and Statement of Additional Information dated November 29, 2019

The changes set forth below relate to the addition of intermediary-specific sales charge waivers and discounts for Fund shares purchased through Edward Jones and Oppenheimer & Co. Inc. The addition of Oppenheimer & Co. Inc. is effective immediately. The addition of Edward Jones is effective May 1, 2020.

In the Funds’ Prospectus, the statement below is updated to reflect the addition of Edward Jones and Oppenheimer & Co. Inc. under the following sections and sub-sections: (i) the “Class A Shares” and “Class C Shares” sub-sections within the section entitled “The Shares Offered”, (ii) the “Class A Sales Charge Reductions” and “Class A Sales Charge Waivers” sub-sections within the section entitled “How to Reduce Your Sales Charge”, and (iii) the “Exchanging Shares”, “Share Class Conversions” and “Reinstatement Privilege” sub-sections within the section entitled “Special Services”:

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., and Raymond James.

In the Funds’ Prospectus, the statement below is added at the end of the first paragraph of the section entitled “The Shares Offered”:

Information about the manner in which the Funds offer shares is set forth below in this section and subsequent sections of the prospectus. Information relating to eligibility to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers applies if you are transacting directly with the Funds. Shares of the Funds are also available through certain financial intermediaries, such as a bank or broker-dealer. If you invest through an intermediary, you are not transacting directly with a Fund and you must follow that intermediary’s transaction procedures which may include different requirements to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers. Appendix A to the prospectus sets forth a description of the sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., and Raymond James, as such information was provided to the Funds by the intermediary.

Your intermediary may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary for information regarding its conditions, procedures, and fees for transacting in Fund shares. The Funds are not responsible for the implementation of any intermediary’s transaction procedures or sales charge reductions and waivers.

The following is added to the beginning of Appendix A of the Funds’ Prospectus:

The sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., and Raymond James are set forth below. The financial intermediary-specific information below is provided by, or based on information provided by, the financial intermediaries noted. Each financial intermediary’s transaction procedures, including the sales charge reductions and waivers set forth below, are implemented by and are the responsibility of the applicable financial intermediary set forth below, not the Funds. You should consult with your intermediary for additional information or if you have questions regarding its sales charge reductions and waivers.

Shareholders Purchasing Fund Shares Through Edward Jones

Sales Waivers and Reductions in Sales Charges

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Integrity/Viking Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

Rights of Accumulation (ROA)

•

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

•

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

•

Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (CDSC) Waiver

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•	Shares exchanged in an Edward Jones fee-based program

•	Shares acquired through NAV reinstatement

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Other Important Information

1.1 Minimum Purchase Amounts

•	$250 initial purchase minimum

•	$50 subsequent purchase minimum

1.2 Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

	ú	A fee-based account held on an Edward Jones platform

	ú	A 529 account held on an Edward Jones platform

	ú	An account with an active systematic investment plan or letter of intent (LOI)

1.3 Changing Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

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Shareholders Purchasing Fund Shares Through Oppenheimer & Co. Inc. (“OPCO”)

Effective on or after March 17, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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In the Funds’ Statement of Additional Information, the statement below is updated to reflect the addition of Edward Jones and Oppenheimer & Co. Inc. under the following sections and sub-sections: the “Class A Shares”, “Reduction of Up-Front Sales Charges on Class A Shares”, “Sales Charge Waivers for Certain Investors—Class A Shares”, “Class C Shares”, “Exchange Privilege and Share Class Conversions”, and “Reinstatement Privilege” sub-sections within the section entitled “Purchase and Redemption of Shares”:

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Oppenheimer & Co. Inc., and Raymond James.

PLEASE RTAIN THIS SUPPLEMENT FOR FUTURE REFERENCE